[Execution Copy]


                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                        FINANCING AND SECURITY AGREEMENT


     FOURTH AMENDMENT TO AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT ("Fourth Amendment") dated as of March 11, 1998 among DEVLIEG BULLARD, INC. (the "Borrower"), THE CIT GROUP/BUSINESS CREDIT, INC. ("CITBC"), BNY FINANCIAL CORPORATION ("BNYFC") (each of CITBC and BNYFC referred to as a "Lender" and collectively, the "Lenders") and THE CIT GROUP/BUSINESS CREDIT, INC., as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Lenders Agent").

     PRELIMINARY STATEMENT. Reference is made to the Amended and Restated Financing and Security Agreement dated as of January 17, 1997 among the Borrower, CITBC, each other lender which may thereafter execute and deliver an instrument of assignment under the Financing Agreement pursuant to Section 9(18) (each a "Lender" and collectively, the "Lenders") and the Lenders Agent ("1997 Agreement"), as amended by a First Amendment to Amended and Restated Financing and Security Agreement dated as of April 1, 1997, as amended by a Second Amendment to Amended and Restated Financing and Security Agreement dated as of September 17, 1997 and as amended by a Third Amendment to Amended and Restated Financing and Security Agreement dated as of December 29, 1997 (as it may be further amended, supplemented or modified from time to time, the "Financing Agreement"). Any term used in this Fourth Amendment and not otherwise defined in this Fourth Amendment shall have the meaning assigned to such term in the Financing Agreement.

     The parties hereto have agreed to amend certain terms and provisions of the Financing Agreement as hereinafter set forth.

     SECTION 1. Amendments to Financing Agreement. The Financing Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

          (a) The listing of Exhibits A1 to A5 is amended in full to read as follows:

                  Exhibit A1 - Form of Term Loan Promissory Note
                  Exhibit A5 - Form of Revolving Loans Promissory Note

          (b) Each of the Schedules is replaced by each of the Schedules attached to the Fourth Amendment.

          (c)  The  following   definitions  shall  be  added  in  their  proper
     alphabetical order:

               "'Quarterly Date' means each January 31, April 30, July 31 and October 31."

               "'Term Loan' have the meaning specified in Section 4(1)."

               "'Term Loan Promissory Note' shall mean the note, in the form of Exhibit A1 attached hereto, delivered by the Borrower to each Lender to evidence each such Lender's respective portion of the Term Loan pursuant to, and repayable in accordance with, the provisions of
          Section 4 of this Financing Agreement."

               "'Fourth Amendment Fee' means a fee equal to Fifty Thousand Dollars ($50,000)."

               "'Third Closing Date' means March 11, 1998."

          (c) The definition of "Consolidated Fixed Charge Coverage Ratio" is amended in full to read as follows:

               "'Consolidated Fixed Charge Coverage Ratio' shall mean, for any period, a ratio determined as of the relevant calculation date by dividing (a) Consolidated EBITDA by (b) the sum for such period of (i) Consolidated Interest Expense (other than any such Expenses incurred under the Seller Note (Mattison)), plus (ii) payments made on the Term Loan pursuant to Section 4 of this Financing Agreement, plus (iii) Capital Expenditures, plus (iv) income taxes of the Borrower and its Consolidated Subsidiaries determined in accordance with GAAP."

          (d) The definition of "Early Termination Fee" is amended in full to read as follows:

               "'Early Termination Fee' shall: i) mean the fee the Lenders are entitled to charge the Borrower in the event the Borrower terminates the Revolving Line of Credit or this Financing Agreement on a date prior to the Final Maturity Date; and ii) be an amount equal to (x) $400,000 if the Early Termination Date is a date after the Third Closing Date but prior to the first anniversary of the Third Closing Date; (y) $300,000 if the Early Termination Date is a date on or after the first anniversary of the Third Closing Date but prior to the second anniversary of the Third Closing Date; and (z) $200,000 if the Early


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

          Termination Date is a date on or after the second anniversary of the Third Closing Date."

          (e) The definition of "Final Maturity Date" is amended in full to read as follows:

               "'Final Maturity Date' means October 31, 2001.

          (f) The definition of "Mandatory Prepayment" is amended in full to read as follows:

               "'Mandatory Prepayment' shall mean (i)the amount by which the Borrower must prepay the Revolving Loans immediately upon demand as provided in Section 3, paragraph 1(c) or (d) of this Financing Agreement or (ii) the amount by which the Borrower must prepay the Term Loan pursuant to Section 4, paragraph 4 of this Financing Agreement, or any or all of the foregoing, all as the context may require."

          (g) In each of the Loan Documents each of "any Term Loan", "any of the Term Loans", "such Term Loan", "the Term Loans" and "Term Loans" is changed to "the Term Loan".

          (h) In each of the Loan Documents each of "the Term Loan I Promissory Note, the Term Loan II Promissory Note, the Term Loan III Promissory Note, [and/or] the Term Loan IV Promissory Note" is changed to "the Term Loan Notes".

          (i) The following definitions are deleted in their entirety "Term Loan I", "Term Loan II", Term Loan III", "Term Loan IV", "Term Loan I Promissory Note", "Term Loan II Promissory Note", Term Loan III Promissory Note" and "Term Loan IV Promissory Note".

          (j) Section 4, Term Loans, is amended in full to read as follows:

     SECTION 4. Term Loans.

          1. The Lenders and the Borrower acknowledge that Two Million Six Hundred Eighty-Five Thousand Seven Hundred Thirteen Dollars and Ninety Cents ($2,685,713.90) of Term Loan I made pursuant to and as defined in the 1997 Agreement remains outstanding, One Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three Dollars and Forty Cents ($1,333,333.40) of Term Loan II made pursuant to and as defined in the 1997 Agreement remains  outstanding,  the Term Loan III made pursuant to
     and as defined in the 1997 Agreement has been repaid in full and One Million Sixty-Six Thousand Six Hundred Sixty-Six Dollars and Seventy-One Cents ($1,066,666.71) of Term Loan IV made pursuant to and as defined in the 1997 Agreement remains outstanding and the Lenders agree on the terms and conditions set forth in this Fourth Amendment, to make a loan to the Borrower on the Third Closing Date in the principal amount of Two Million Five Hundred Fourteen Thousand Two Hundred Eighty-Five Dollars and Ninety-Nine Cents ($2,514,285.99). The Lenders and the Borrower agree to combine the loans in the preceding sentence to make one loan in the principal amount of Seven Million Six Hundred Thousand Dollars ($7,600,000) ("Term Loan"). Amounts prepaid on Term Loan cannot be reborrowed."

          2. The Borrower hereby agrees to execute and deliver to each Lender the Term Loan Promissory Note, in the form of Exhibit A1 attached hereto, to evidence the Term Loan made by such Lender on the Third Closing Date.

          3. The  principal  amount  of the Term  Loan  shall be  repaid  to the
     Lenders by the Borrower in thirty-eight (38) consecutive, monthly installments each in the amount of $200,000 with the first installment due on March 31, 1998, and with subsequent installments due on each Monthly Date thereafter to and including April 30, 2001.

          4. Mandatory Prepayments shall be made with respect to the Term Loan within 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ended July 31, 1998, in an amount equal to fifty percent (50%) of Excess Cash Flow of the Borrower for such fiscal year. The proceeds of all of these prepayments shall be applied to the scheduled installments of principal in the inverse order of maturity.

          5. The Borrower may prepay any or all of the Term Loan in whole or in part at any time, at its option; provided, however, that on each such prepayment, the Borrower shall pay accrued interest on the principal so prepaid to the date of such prepayment. Each optional prepayment made pursuant to this paragraph 5 shall be applied to the last maturing installment(s) of principal on the Term Loan.

          6. In the event this Financing Agreement and the Revolving Line of Credit are terminated by either the Lenders or the Borrower for any reason whatsoever, the Term Loan shall become due and payable on the effective date of such termination notwithstanding any provision to the contrary in the Term Loan Promissory Note.


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

          7. The Borrower hereby authorizes Lenders Agent to charge its Revolving Loan account with the amount of all amounts due under this
     Section 4 as such amounts become due. The Borrower confirms that any charges which Lenders Agent may so make to its account as herein provided will be made as an accommodation to the Borrower and solely at Lenders Agent's discretion.

     (k) Section 7(16), Application of Proceeds, is amended in full to read as follows:

          "16. Application of Proceeds. The Borrower does not own any "margin security" within the meaning of Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System (herein called a "margin security"). The Borrower represents and warrants that the proceeds of the Revolving Loans and Term Loan I (as defined in the 1997 Agreement) were used at the First Closing Date to (i) refinance all Indebtedness owed by DeVlieg to Shawmut Bank N.A., (ii) make loans or advances to the Borrower to enable the Borrower to finance the Acquisition (National Acme). The Borrower represents and warrants that the proceeds of the Term Loan II (as defined in the 1997 Agreement) were used by the Borrower to make payments in connection with each of the Watson Bowman Judgment and the Kochenash Litigation. The proceeds of the Revolving Loans up to an aggregate amount of $1,300,000 and the proceeds of the Term Loan III (as defined in the 1997 Agreement) and Term Loan IV (defined in the 1997 Agreement) were used by Borrower to finance the Acquisition (Mattison). The proceeds of the Term Loan made on the Third Closing Date will be used to repay outstanding Revolving Loans. The other proceeds of the Revolving Loans will be used for working capital and other general corporate purposes. Neither the Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Financing Agreement, the Term Loan Promissory Notes, the Revolving Loans Promissory Note or any other Loan Document to violate Regulation G, Regulation T, Regulation U, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same hereafter may be in effect."

     (l) Section 8(5)(b)(i) is amended in full to read as follows:

          "(b) In the event of any loss or damage by fire or other casualty, insurance proceeds relating to Inventory shall first reduce the Borrower's Revolving Loan, and then the Term Loan and such payments will be applied to the Term Loan in the inverse order of maturity."

     (m) Section 8(10), Minimum Consolidated Net Worth, is amended in full to read as follows:

          "10. Minimum Consolidated Net Worth. The Borrower and its Consolidated Subsidiaries shall have as of each date specified below a Consolidated Net Worth of not less than the amount specified below for such date:

                          Date                             Amount
                          ----                             ------

                     April 30, 1998                     $25,000,000
                     July 31, 1998                      $25,000,000
                     October 31, 1998                   $25,000,000
                     January 31, 1999                   $25,000,000
                     April 30, 1999                     $27,500,000
                     July 31, 1999                      $27,500,000
                     October 31, 1999                   $27,500,000
                     January 31, 2000                   $27,500,000
                     April 30, 2000                     $27,500,000
                     July 31, 2000                      $27,500,000
                     October 31, 2000 and each
                        Quarterly Date thereafter       $30,000,000"

     (n) Section 8(11), Consolidated Interest Coverage Ratio, is amended in full to read as follows:

          "11. Consolidated Interest Coverage Ratio. The Borrower and its Consolidated Subsidiaries will have for each period specified below a Consolidated Interest Coverage Ratio of not less than the ratio specified below for such period:

                          Period                                    Ratio
                          ------                                    -----

                    Four quarters ended
                       January 31, 1998                         2.50 to 1.00
                    February 1, 1998 to
                       April 30, 1998                           2.50 to 1.00
                    February 1, 1998 to
                       July 31, 1998                            2.50 to 1.00
                    February 1, 1998 to
                       October 31, 1998                         2.50 to 1.00
                    February 1, 1998 to

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

                       January 31, 1999                         2.50 to 1.00
                    Four quarters ended
                       April 30, 1999                           3.00 to 1.00
                    Four quarters ended
                       July 31, 1999                            3.00 to 1.00
                    Four quarters ended
                       October 31, 1999 and each
                       four quarters ended on each
                       Quarterly Date thereafter                4.00 to 1.00"

     (o) Section 8(12), Consolidated Total Liabilities to Consolidated Net Worth, is amended in full to read as follows:

          "12. Consolidated Total Liabilities to Consolidated Net Worth. The Borrower and its Consolidated Subsidiaries will not as of any date specified below have a ratio of Consolidated Total Liabilities to Consolidated Net Worth of greater than the ratio specified below for such date:

                          Date                                      Ratio
                          ----                                      -----

                    April 30, 1998                              3.80 to 1.00
                    July 31, 1998                               3.80 to 1.00
                    October 31, 1998                            3.80 to 1.00
                    January 31, 1999                            3.80 to 1.00
                    April 30, 1999                              3.50 to 1.00
                    July 31, 1999                               3.50 to 1.00
                    October 31, 1999 and each
                       Quarterly Date thereafter                3.00 to 1.00"

     (p) Section 8(13), Consolidated Current Ratio, is amended in full to read as follows:

          "13. Consolidated Current Ratio. The Borrower and its Consolidated Subsidiaries will have on each date specified below a ratio of Consolidated Current Assets to Consolidated Current Liabilities of not less than the ratio specified below for such date:

                    "Date                                           Ratio
                    -----                                           -----

                    April 30, 1998                             1.20 to 1.00
                    July 31, 1998                              1.20 to 1.00
                    October 31, 1998                           1.20 to 1.00
                    January 31, 1999                           1.20 to 1.00
                    April 30, 1999                             1.20 to 1.00

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

                    July 31, 1999                              1.30 to 1.00
                    October 31, 1999                           1.30 to 1.00
                    January 31, 2000                           1.30 to 1.00
                    April 30, 2000                             1.30 to 1.00
                    July 31, 2000  and each Quarterly
                       Date thereafter                          1.40 to 1.00"

     (q) Section 8(14), Consolidated Fixed Charge Coverage Ratio, is amended in full to read as follows:

          "14. Consolidated Fixed Charge Coverage Ratio. The Borrower and its Consolidated Subsidiaries shall have for the period from February 1, 1998 to April 30, 1998, for the period from February 1, 1998 to July 31, 1998, for the period from February 1, 1998 to October 31, 1998, for the period from February 1, 1998 to January 31, 1999, for the Rolling Period ended on April 30, 1999 and for each Rolling Period ending on a Quarterly Date thereafter, a Consolidated Fixed Charge Coverage Ratio for such period of not less than 1.10 to 1.00."

     (r) Section 8(15), Consolidated EBITDA, is amended in full to read as follows:

          "15. Consolidated EBITDA. The Borrower and its Consolidated Subsidiaries shall have for each period specified below an amount of Consolidated EBITDA of not less than the amount specified below for such period:

                          Period                                   Amount
                          ------                                   ------

                    For the four quarters ended
                       on January 31, 1998                      $12,000,000
                    February 1, 1998 to
                       April 30, 1998                           $ 2,500,000
                    February 1, 1998 to
                       July 31, 1998                            $ 5,500,000
                    February 1, 1998 to
                       October 31, 1998                         $ 8,500,000
                    February 1, 1998 to
                       January 31, 1999                         $12,000,000
                    For the four quarters
                       ended on April 30, 1999                  $13,500,000
                    For the four quarters
                       ended on July 31, 1999                   $13,500,000
                    For the four quarters

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

                       ended on October 31, 1999                $13,500,000
                    For the four quarters
                       ended January 31, 2000                   $13,500,000
                    For the four quarters
                       ended on April 30, 2000                  $13,500,000
                    For the four quarters
                       ended July 31, 2000
                       and for the four quarters
                       ended on each Quarterly
                       Date thereafter                          $15,000,000

     (s) Subsection (c) of Section 8(16), Certain Adjustments, is deleted in its entirety.

     (t) A new Section 8(23), Updated Appraisals, is added after Section 8(22), Certain Notices, and such new Section reads as follows:

          23. Updated Appraisals. Within sixty (60) days from the Third Closing Date the Borrower agrees to deliver to Lenders Agent a current appraisal of all of Borrower's Equipment and Real Estate. The Borrower agrees to bear the cost of such an appraisal.

     (u) Section 9(2), Interest on Term Loan, is amended in full to read as follows:

          "2. Interest on Term Loan. Interest on the Term Loans shall be payable monthly on each Monthly Date on the unpaid balance or on payment in full prior to maturity in an amount equal to (a) the Chase Bank Rate plus one and one-quarter of one percent (1.25%) per annum or, (b) the LIBOR Rate for the applicable LIBOR Rate Period(s) elected by the Borrower plus three and one-quarter of one percent (3.25%) per annum. In the event of any change in said Chase Bank Rate, the rate applicable to the Term Loan under clause (a) above shall change, as of the first day of the month following any change, so as to remain one and one-quarter percent (1.25%) above the Chase Bank Rate. All rates applicable to the Term Loan under clause (a) above shall be calculated based on a 360-day year for the actual number of days elapsed. Lenders Agent shall be entitled to charge the Borrower's account at the rate provided for herein when due until all Obligations have been paid in full."



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

     SECTION 2. Conditions of Effectiveness. This Fourth Amendment shall become effective as of the date on which each of the following conditions has been fulfilled:

          (a) Fourth Amendment. The Borrower, CITBC, BNYFC, and the Lenders Agent shall each have executed and delivered this Fourth Amendment;

          (b) The Term Loan Promissory Notes. Each of CITBC and BNYFC shall have received their respective Term Loan Promissory Note payable to it and each duly executed and delivered by the Borrower with all blanks appropriately filled in.

          (c) Fourth Amendment Fee. Payment in full by the Borrower of the Fourth Amendment Fee.

          (d) Board Resolution. Lenders Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of (i) this Fourth Amendment and (ii) any related agreements, in each case certified by the Secretary or Assistant Secretary of such Person as of the date hereof, together with a certificate of the Secretary or Assistant Secretary of such Person as to the incumbency and signature of the officers of such Person executing this Fourth Amendment and any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

          (e) Mortgages/Deeds of Trust. The Borrower shall have executed and delivered to either CITBC or an agent of CITBC or of a title insurance company acceptable in form and substance satisfactory to CITBC such Mortgage Modifications as CITBC may reasonably require and such Mortgage Modifications shall have been recorded in each jurisdiction where it is necessary to appropriate to secure the interest of the Lenders and the Lenders Agent.

          (f) Title Continuations. Lenders Agent shall have received, in respect of each Mortgage, a title search indicating that no Liens have been filed or recorded against any of the properties covered by the Mortgages after the date of filing each Mortgage.

          (g) Subordinated Debt. Lenders Agent shall have received copies of amendments to all documents evidencing or related to the Subordinated Debt which amend such agreements and documents to provide that the financial covenants in such agreements and documents are no more onerous than those set forth in this Fourth Amendment.

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

          (h) Opinions. The Borrower shall have delivered to Lenders Agent a favorable opinion of Bass Berry & Sims satisfactory to Lenders and their special counsel dated the Third Closing Date.

          (i) Fees and Expenses. On the Third Closing Date, subject to the credit presently available to the Borrower, the Borrower shall have reimbursed Lenders and Lenders Agent for all Out-of-Pocket Expenses for which a request for payment shall have been made at or prior to the Third Closing Date.

          (j) Officer's Certificate. The following statements shall be true and the Lenders Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the date hereof stating that, after giving effect to this Fourth Amendment and the transactions contemplated hereby:

          (i) The representations and warranties contained in each of the Loan Documents are true and correct on and as of the date hereof as though made on and as of such date; and

          (ii) no Default or Event of Default has  occurred  and is  continuing;
               and

          (k) Legal Bills. Dewey Ballantine has been paid in full for all past due legal fees, costs and expenses and for all fees, costs and expenses in connection with this Fourth Amendment.

          (l)  Other  Documents.   The  Bank  shall  have  received  such  other
     approvals, opinions or documents as the Bank may reasonably request.

     SECTION 3. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Financing Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Financing Agreement, shall mean and be a reference to the Financing Agreement as amended hereby.

     (b) The execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power or remedy of the Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Financing Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

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

     SECTION 4. Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. Headings. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

     SECTION 6. Counterparts. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Fourth Amendment by signing any such counterpart.


                           [INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.



                                            DEVLIEG BULLARD, INC.


                                            By /s/ WO Thomas
                                               --------------------------------
                                               Name: WO Thomas
                                               Title: President


                                            THE CIT GROUP/BUSINESS CREDIT, INC.,
                                            as Lender

                                            By /s/  Edward Hirshfield
                                               --------------------------------
                                               Name: Edward Hirshfield
                                               Title: Assistant Secretary


                                            BNY FINANCIAL CORPORATION,
                                            as Lender


                                            By /s/  Anthony P. Vassallo
                                               --------------------------------
                                               Name: Anthony P. Vassallo
                                               Title: Assistant Vice President


                                            THE CIT GROUP/BUSINESS CREDIT, INC.,
                                            as Lenders Agent


                                            By /s/  Edward Hirshfield
                                               --------------------------------
                                               Name: Edward Hirshfield
                                               Title: Assistant Secretary


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